Exhibit 10.1

AMENDMENT NO. 1

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 26, 2012 (this “Amendment”), is entered into among ALPHA NATURAL RESOURCES, INC., a Delaware corporation (“Borrower”), the Lenders party hereto and Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Third Amended and Restated Credit Agreement dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, The Royal Bank of Scotland PLC and Union Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, LTD., as Co-Documentation Agents and Morgan Stanley Senior Funding, Inc. as Sole Syndication Agent, and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes below;

WHEREAS, the Borrower and Lenders wish to make certain other amendments set forth in Section 1 below;

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a) Section 1.01 of the Credit Agreement is amended by (i) deleting the definition of “Applicable Margin” and replacing it in its entirety with the following:

““Applicable Margin” shall mean (i) for any day with respect to any ABR Loan, the applicable margin per annum set forth below under the caption “ABR Spread” based upon the Leverage Ratio as of the most recent determination date, (ii) for any day with respect to any Eurocurrency Loan, the applicable margin per annum set forth below the caption “Eurocurrency Spread” based upon the Leverage Ratio as of the most recent determination date and (iii) for any day with respect to any Commitment Fee, the fee per annum set forth below the caption “Commitment Fee” based upon the Leverage Ratio as of the most recent determination date.

Leverage Ratio:	ABR Spread	Eurocurrency Spread	Commitment Fee
Category 1 Greater than 3.75 to 1.00	2.00%	3.00%	0.50%
Category 2 Equal to or less than 3.75 to 1.00 but equal to or greater than 2.00 to 1.00	1.50%	2.50%	0.50%
Category 3 Less than 2.00 to 1.00 but equal to or greater than 1.50 to 1.00	1.25%	2.25%	0.50%
Category 4 Less than 1.50 to 1.00	1.00%	2.00%	0.375%

For purposes of the foregoing, (1) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the consolidated financial information of the Borrower and its Restricted Subsidiaries delivered pursuant to Section 5.04(a) or (b) and (2) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the first Business Day after the date of delivery to the Administrative Agent of such consolidated financial information indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 for purposes of this definition at the option of the Administrative Agent or the Required Lenders at any time during which the Borrower fails to deliver the consolidated financial information when required to be delivered pursuant to Section 5.04(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial information is delivered.”

(b) Section 1.01 of the Credit Agreement is amended by (i) deleting the definition of “Consolidated Net Debt” and replacing it in its entirety with the following:

““Consolidated Net Debt” as of any date shall mean (without duplication) (i) the aggregate amount of all Indebtedness of the Borrower and its Restricted Subsidiaries specified in clauses (a), (b), (c) and (e) of the definition of Indebtedness (so long as, in the case of clause (e), such Guarantees are full and unconditional and such Guarantees are of Indebtedness of Unrestricted Subsidiaries or Minority Ventures specified in clauses (a), (b) and (c) of the definition of Indebtedness), plus (ii) any Receivables Net Investment of the Borrower and its Restricted Subsidiaries, minus (iii) the aggregate amount of unrestricted cash, cash equivalents and Permitted Investments of the Borrower and its Restricted Subsidiaries; provided that, for the purposes of the definition of Consolidated Senior Secured Debt, the aggregate amount of unrestricted cash, cash equivalents and Permitted Investments that reduces clauses (i) and (ii) above shall not exceed $500 million.”

(c) Section 1.01 of the Credit Agreement is amended by (i) replacing the period at the end of the definition of “Equity Interests” with “;” and (ii) adding the following proviso at the end of such definition:

“provided that, for the avoidance of doubt, "Equity Interests" shall not include convertible notes.”

(d) Section 1.01 is amended by deleting the words “or directly and fully guaranteed or insured” and “(provided that the full faith and credit of the United States is pledged in support of those securities)” in clause (b) of the definition of “Permitted Investments”.

(e) Section 1.01 is amended by deleting the words “Sections 6.10 and 6.11” in clause (e) of the definition of “Permitted Notes” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof.

(f) Section 1.01 is amended by inserting the words “other than in the case of a refinancing of the Massey 3.25% Convertible Notes,” at the beginning of clause (d) of the definition of “Permitted Refinancing Indebtedness”.

(g) Section 1.01 is amended by deleting the words “, all determined on a consolidated basis in accordance with GAAP” in the definition of “Senior Secured Leverage Ratio”.

(h) Section 1.01 is further amended by inserting the following new definitions in the appropriate alphabetic order:

““Amendment No. 1 Material Real Property” shall mean (i) any real property owned  in fee by any Loan Party as of the Amendment No. 1 Effective Date that (x) is not a Mortgaged Property as of such date, (y)  has a net book value  as of March 31, 2012 in excess of $10 million and (z) is not a Massey Principal Property and (ii) any real property in which a Loan Party  has a leasehold interest as of the Amendment No. 1 Effective Date that (x) is not a Mortgaged Property as of such date, (y) has annual minimum  royalties, rents or any similar payment obligations in excess of $1 million in the most recently  ended fiscal year and (z) is not a Massey Principal Property; provided that, Amendment No. 1 Material Real Property shall not include Excluded Assets.”

““Consolidated Debt” as of any date shall mean (without duplication) (i) the aggregate amount of all Indebtedness of the Borrower and its Restricted Subsidiaries specified in clauses (a), (b), (c) and (e) of the definition of Indebtedness (so long as, in the case of clause (e), such Guarantees are full and unconditional and such Guarantees are of Indebtedness of Unrestricted Subsidiaries or Minority Ventures specified in clauses (a), (b) and (c) of the definition of Indebtedness), plus (ii) any Receivables Net Investment of the Borrower and its Restricted Subsidiaries.”

““Consolidated Gross Senior Secured Debt” shall mean, as of any date of determination, the aggregate principal amount of Consolidated Debt that is not Subordinated Indebtedness on such date and that is secured by a Lien.”

““Consolidated Liquidity” means, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum of (x) all unrestricted cash, cash equivalents and Permitted Investments, (y) the aggregate Available Unused Commitments (assuming for such purpose, that the Borrower would be permitted to immediately incur such Available Unused Commitments) and (z) the unused availability under any Permitted Receivables Financing.”

““Gross Senior Secured Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated Gross Senior Secured Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date; provided that, to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, EBITDA shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.”

(i) Subsection 2.20(a)(ii) shall be amended by deleting the words “Sections 6.10 and 6.11” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof.

(j) Subsection 2.20(a)(iii) shall be amended by deleting it in its entirety and replacing it with the following

“(iii)           The sum of the outstanding Additional Revolving Facility Commitments and the principal amount outstanding of Additional Term Loans, when aggregated with the principal amount outstanding of Permitted Notes, shall not exceed $500 million; provided that this limitation shall be increased by (x) $750 million if, at the time of such increase, after giving effect on a Pro Forma Basis to Additional Revolving Facility Commitments as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b), and to the incurrence of Additional Term Loans and Permitted Notes as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 2.00 to 1.00 and (y) an additional $750 million if, at the time of such increase, after giving effect on a Pro Forma Basis to Additional Revolving Facility Commitments as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b), and to the incurrence of Additional Term Loans and Permitted Notes as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 1.00 to 1.00.

(k) Subsection 2.20(a)(iv) shall be amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“In the event that the all-in-yield for any Additional Term Loans in excess of the initial $500 million in Additional Term Loans is greater than the all-in-yield for the Term Loans (or other term loan previously established as an Additional Term Loan hereunder), then the all-in-yield for the Term Loans (or other term loan previously established as an Additional Term Loan hereunder) will be increased such that after giving effect thereto the all-in-yield for the Term Loans (or other term loan established as an Additional Term Loan hereunder) is equal to the all-in-yield for the Additional Term Loans.”

(l) Subsection 5.04(c) shall be amended by deleting the words “Sections 6.10 and 6.11” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof in both clause (x) and (y).

(m) Subsection 5.13(a)(ii) shall be amended by deleting the words “Sections 6.10 and 6.11” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof.

(n) Subsection 6.01(c) shall be amended by deleting the words “Sections 6.10 and 6.11” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof.

(o) Subsection 6.02(b) shall be amended by deleting the words “Sections 6.10 and 6.11” and inserting the words “Sections 6.10, 6.11 and 6.15, as applicable” in lieu thereof.

(p) Subsection 6.02(d) shall be amended by deleting the words “(other than the Massey 3.25% Convertible Notes)”.

(q) Subsection 6.02(f) shall be amended by deleting it in its entirety and replacing it with the following:

“(f)           (i)  Permitted Notes in an aggregate principal amount, when aggregated with the amount of Additional Term Loans and Additional Revolving Facility Commitments outstanding pursuant to Section 2.20, not to exceed $500 million; provided that this limitation shall be increased by (x) $750 million if, at the time of such incurrence, after giving effect on a Pro Forma Basis to such incurrence and to the incurrence of any Additional Term Loans and any Additional Revolving Facility Commitments (as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b)) as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 2.00 to 1.00 and (y) an additional $750 million if, at the time of such incurrence, after giving effect on a Pro Forma Basis to such incurrence and to the incurrence of any Additional Term Loans and any Additional Revolving Facility Commitments (as if they were fully drawn on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b)) as if such incurrence had occurred on such day, the Gross Senior Secured Leverage Ratio shall not be in excess of 1.00 to 1.00; provided further that the full amount of Indebtedness incurred pursuant to this clause (i) would have been permitted to be incurred under Section 2.20; (ii) Permitted Notes in excess of the amount permitted under the foregoing clause (i), the Net Cash Proceeds of which are applied to the permanent repayment of Term Loans pursuant to Section 2.11; and (iii) in the case of Permitted Notes incurred under any of the foregoing clauses (i) and (ii), Permitted Refinancing Indebtedness in respect thereof;

(r) Subsection 6.06(a)(B) shall be amended by deleting it in its entirety and replacing it with the following:

“(B)           after giving effect to such Restricted Payment on a Pro Forma Basis as if such Restricted Payment had occurred on the first day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.04(a) or (b), the Borrower shall be in compliance with Sections 6.10, 6.11 and 6.15, as applicable; and”

(s) Section 6.10 shall be amended by deleting it in its entirety and replacing it with the following:

“Permit the Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower ending on the dates set forth below to be less than the ratio corresponding to such fiscal quarter:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
June 30, 2012	2.50:1.00
September 30, 2012	2.50:1.00
December 31, 2012	2.25:1.00
March 31, 2013	2.00:1.00
June 30, 2013	2.25:1.00
September 30, 2013	2.25:1.00
December 31, 2013	2.25:1.00
March 31, 2014 and thereafter	2.50:1.00

(t) Section 6.11 shall be amended by deleting it in its entirety and replacing it with the following:

“(a) Senior Secured Leverage Ratio.  Permit the Senior Secured Leverage Ratio as of the last day of any fiscal quarter of the Borrower ending on the dates set forth below to be greater than the ratio corresponding to such fiscal quarter:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2012	2.50:1.00
September 30, 2012	2.50:1.00
December 31, 2012	2.50:1.00
March 31, 2013	2.50:1.00
June 30, 2013	2.50:1.00
September 30, 2013	2.50:1.00
December 31, 2013	2.50:1.00
March 31, 2014	2.50:1.00
June 30, 2014	2.50:1.00
September 30, 2014	2.50:1.00
December 31, 2014	2.50:1.00

(b) Leverage Ratio.  Permit the Leverage Ratio as of the last day of any fiscal quarter of the Borrower ending on the dates set forth below to be greater than the ratio corresponding to such fiscal quarter:

Fiscal Quarter Ending	Leverage Ratio
March 31, 2015	4.25:1.00
June 30, 2015	4.00:1.00
September 30, 2015 and thereafter	3.75:1.00

(u) Article VI shall be amended by inserting the following new Section 6.15 thereto:

“Minimum Liquidity.  Permit the Consolidated Liquidity as of the end of any fiscal quarter of the Borrower beginning with the fiscal quarter ending June 30, 2012 through and including the fiscal quarter ending December 31, 2014, to be less than $500 million.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”) by the Administrative Agent:

(a)           Executed Counterparts.  The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Required Lenders;

(b)           Lender Fees.  All Lenders who have executed this Amendment prior to 5:00 P.M. New York City time on June 25, 2012 shall have received a fee equal to 0.25% of their outstanding Revolving Facility Commitments and Term Loans.

(c)           Reimbursement of Expenses.  The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket expenses incurred by the Administrative Agent and invoiced to the Borrower prior to the Amendment No. 1 Effective Date in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, special counsel to the Administrative Agent);

(d)           Representations and Warranties.  The representations and warranties set forth in Section 3 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate to that effect from a Responsible Officer of the Borrower;

(e)           Opinions of Counsel.  The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Amendment No. 1 Effective Date, a favorable written opinion of Cleary Gottlieb Steen and Hamilton LLP, special counsel for the Borrower addressed to the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent; and

(f)           Flood Insurance.  The Administrative Agent shall have a received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each property subject to an Existing Mortgage on which a “Building” (as defined in 12 CFR Chapter III, Section 339.2) is located (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and, if any portion of such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to Section 5.02(c) of the Credit Agreement.

Section 3. Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, in each case, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 1 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c) no Default or Event of Default has occurred and is continuing.

Section 4. Post Closing Matters

Within ninety (90) days of the Amendment No. 1 Effective Date, Borrower shall, and shall cause the applicable Loan Parties to, deliver a supplement to the Perfection Certificate updating the real property schedules in form and substance reasonably satisfactory to the Collateral Agent and, within one hundred eighty (180) days of the Amendment No. 1 Effective Date, Borrower shall, and shall cause the applicable Loan Parties to, take all actions required by Section 5.10(b) of the Credit Agreement with respect to each real property that falls within the definition of Amendment No. 1 Material Real Property, as if Amendment No. 1 Material Real Property had been acquired after the Third Amendment Effective Date and as if Section 5.10(b) were applicable by its terms to Amendment No. 1 Material Real Property.  In addition, on such date as, pursuant to Section 5.10(c), the requirements of Section 5.10(b) become applicable to Massey Principal Property, Borrower shall, and shall cause the applicable Loan Parties to, take all actions required by Section 5.10(c) of the Credit Agreement with respect to each Massey Principal Property that falls within the definition of Amendment No. 1 Material Real Property, as if Amendment No.1 Material Real Property had been acquired on such date.

Section 5. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Expenses; Indemnity) of the Credit Agreement all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Affirmation of Guarantee and Collateral Agreement and Other Obligations

Each Loan Party (other than the Borrower) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party contained in the Guarantee and Collateral Agreement, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects and the Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Obligations and the of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents.

Section 9. Governing Law

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

ALPHA NATURAL RESOURCES, INC., as the Borrower

By:	/s/ Frank J. Wood
Name: Frank J. Wood
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

A. T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
ALLIANCE COAL CORPORATION
ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA ENERGY SALES, LLC
ALPHA EUROPEAN SALES, INC.
ALPHA GAS AND OIL COMPANY
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BIG LAUREL MINING CORPORATION
BLACK DOG COAL, LLC
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN RESOURCES LLC
BLUFF SPUR COAL CORPORATION
BOONE EAST DEVELOPMENT CO.
BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
BUCHANAN ENERGY COMPANY, LLC
BULL MOUNTAIN MINING CORPORATION
CALLAWAY LAND AND RESERVES, LLC

CASTLE GATE HOLDING COMPANY
CAVE SPUR COAL LLC
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
CLOVERLICK COAL COMPANY LLC
CLOVERLICK MANAGEMENT LLC
COAL GAS RECOVERY, LLC
COBRA NATURAL RESOURCES, LLC
CORAL ENERGY SERVICES, LLC
CRYSTAL FUELS COMPANY
CUMBERLAND EQUIPMENT CORPORATION
CUMBERLAND RESOURCES CORPORATION
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DEMETER LAND COMPANY
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DORCHESTER ASSOCIATES LLC
DORCHESTER ENTERPRISES, INCORPORATED
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DRY SYSTEMS TECHNOLOGIES, INC.
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EN ROUTE LLC
ENERGY DEVELOPMENT CORPORATION
ENTERPRISE LAND AND RESERVES, LLC
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
EXETER COAL CORPORATION
FOGLESONG ENERGY COMPANY
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
GUEST MOUNTAIN MINING CORPORATION
HADEN FARMS, INC.

HANNA LAND COMPANY, LLC
HARLAN RECLAMATION SERVICES LLC
HAZY RIDGE COAL COMPANY
HERNDON PROCESSING COMPANY, LLC
HIGH SPLINT COAL LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
JOBONER COAL COMPANY
JST LAND COMPANY
JST MINING COMPANY
JST RESOURCES LLC
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGSTON PROCESSING, INC.
KINGSTON RESOURCES, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREL CREEK CO., INC.
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAGGARD BRANCH COAL LLC
MAJESTIC MINING, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MEADOW BRANCH COAL LLC
MEADOW BRANCH MINING CORPORATION
MILL BRANCH COAL CORPORATION
MOUNTAIN MANAGEMENT, INCORPORATED
NEW MARKET LAND COMPANY
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE COAL SALES CORP.

NEWEAGLE DEVELOPMENT CORP.
NEWEAGLE INDUSTRIES, INC.
NEWEAGLE MINING CORP.
NICCO CORPORATION
NICEWONDER CONTRACTING, INC.
NICHOLAS ENERGY COMPANY
NINE MILE SPUR LLC
NORTH FORK COAL CORPORATION
ODELL PROCESSING INC.
OMAR MINING COMPANY
OSAKA MINING CORPORATION
PALLADIAN LIME, LLC
PANTHER MINING LLC
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PIONEER MINING, INC.
PLATEAU MINING CORPORATION
POWELL RIVER RESOURCES CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING CO.
RED ASH SALES COMPANY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVEREAGLE CORP.
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
RIVERTON COAL SALES, INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
RODA RESOURCES LLC
ROSTRAVER ENERGY COMPANY
RUHRKOHLE TRADING CORPORATION
RUM CREEK COAL SALES, INC.

RUSSELL FORK COAL COMPANY
SC COAL CORPORATION
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SIMMONS FORK MINING, INC.
SOLOMONS MINING COMPANY
SPARTAN MINING COMPANY
STILLHOUSE MINING LLC
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TALON LOADOUT COMPANY
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
TWIN STAR MINING, INC.
VANTAGE MINING COMPANY
VIRGINIA ENERGY COMPANY, LLC
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WHITE FLAME ENERGY, INC.
WILLIAMS MOUNTAIN COAL COMPANY
WINIFREDE COAL CORPORATION
WYOMAC COAL COMPANY, INC.,

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

ALPHA APPALACHIA HOLDINGS, INC.
ALPHA NATURAL RESOURCES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Assistant Secretary

ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President

AMFIRE WV, L.P.
By: AMFIRE Holdings, LLC, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President

CUMBERLAND COAL RESOURCES, LP
By: Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

EMERALD COAL RESOURCES, LP
By: Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA SUB FIVE, LLC
ALPHA SUB FOUR, LLC
ALPHA SUB ONE, LLC
ALPHA SUB THREE, LLC
ALPHA SUB TWO, LLC

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: President, Manager and Secretary

CITICORP NORTH AMERICA, INC.
as Administrative Agent, Collateral Agent
and Lender

By:	/s/ Christopher Wood
Name: Christopher Wood
Title: Vice President

AMMC CLO III, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO IV, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO V, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO VI, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Bank of Montreal, Chicago Branch, as a Lender

By:	/s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Limited, as a Lender

By:	/s/ Charles Stewart
Name: Charles Stewart
Title: Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

The Bank of East Asia, New York Branch, as a Lender

By:	/s/ James Hua
Name: James Hua
Title: SVP

By:	/s/ Kitty Sin
Name: Kitty Sin
Title: SVP

Branch Banking and Trust Company, as a Lender

By:	/s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Senior Vice President

Cadence Bank, N.A., as a Lender

By:	/s/ Ashley Sloan
Name: Ashley Sloan
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ Matt Helm
Name: Matt Helm
Title: Director

Citicorp North America, Inc., as a Lender

By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Vice President

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

CONFLUENT 4 LIMITED
As Lender By: Loomis, Sayles & Company, L.P. As Sub-Manager By: Loomis, Sayles & Company, Incorporated Its General Partner , as a Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

PNC Bank, National Association, as a Lender

By:	/s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

RAYMOND JAMES BANK N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

The Royal Bank of Scotland plc, as a Lender

By:	/s/ David Slye
Name: David Slye
Title: Authorised Signatory

Sumitomo Mitsui Banking Corp., as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Sovereign Bank, N.A., as a Lender

By:	/s/ Robert D. Lanigan
Name: Robert D. Lanigan
Title: SVP

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

UNION BANK, .N.A., as a Lender

By:	/s/ Richard G. Reeves
Name: Richard G. Reeves
Title: Senior Vice President

U.S. Bank National Association, as a Lender

By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

1776 CLO I, Ltd., as a Lender

By:	/s/ Ron Polye
Name: Ron Polye
Title: Trade

Wells Fargo Bank N.A., as a Lender

By:	/s/ Jeffrey S. Linick
Name: Jeffrey S. Linick
Title: Senior Vice President